UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K&L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/13

Date of reporting period: 03/31/13

Item 1.	Schedule of Investments.

SALIENT RISK PARITY FUND

Schedule of Investments

March 31, 2013

(Unaudited)

Other Assets and Liabilities-100.0%	$103,473,902

Net Assets-100.0%	$103,473,902

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	June 2013	425	$53,794,035	$684,606
10 Year Canada Bond	June 2013	477	63,415,263	994,231
10 Year Japan Government Bond	June 2013	35	54,240,331	385,799
10 Year U.S. Treasury Note	June 2013	476	62,824,563	572,216
ASX SPI 200 Index	June 2013	58	7,496,695	(256,695)
CAC 40 10 Euro	April 2013	132	6,313,992	(163,867)
Corn *	May 2013	223	7,752,038	(299,053)
E-Mini S&P 500	June 2013	138	10,782,630	108,915
E-Mini S&P MidCap 400	June 2013	89	10,243,900	189,321
Euro-Bund	June 2013	256	47,737,712	762,870
FTSE 100 Index	June 2013	75	7,236,342	(71,580)
FTSE/JSE Top 40 Index	June 2013	266	10,284,611	(313,284)
FTSE/MIB Index	June 2013	55	5,300,079	(242,335)
Gasoline RBOB *	May 2013	78	10,190,326	(43,748)
German Stock Index	June 2013	22	5,498,872	(116,929)
Gold 100 Oz *	June 2013	31	4,946,670	64,086
Hang Seng China Enterprises Index	April 2013	107	7,502,254	(98,460)
Hang Seng Index	April 2013	56	8,049,779	(15,048)
IBEX 35 Index	April 2013	47	4,719,156	(358,501)
ICE Gas Oil *	May 2013	19	1,744,675	(26,518)
Long Gilt	June 2013	271	48,902,194	1,665,935
MSCI Taiwan Stock Index	April 2013	313	8,804,690	(23,321)
Natural Gas *	May 2013	64	2,575,360	300,582
OMXS30 Index	April 2013	364	6,649,473	53,977
Russell 2000 Mini Index	June 2013	104	9,852,960	107,338
S&P/Toronto Stock Exchange 60 Index	June 2013	55	7,894,742	(78,664)
SGX S&P CNX Nifty Index	April 2013	803	9,189,532	(39,978)
Silver *	May 2013	13	1,840,995	(6,754)
Soybean *	May 2013	89	6,251,138	(314,429)
Tokyo Price Index	June 2013	51	5,638,068	256,199
Wheat *	May 2013	187	6,430,463	(607,507)

			$504,103,538	$3,069,404

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Coffee ‘C’ *	May 2013	9	$(462,881)	$19,329
Copper *	May 2013	28	(2,381,400)	244,557
Cotton No.2 *	May 2013	76	(3,361,480)	(195,107)
Lean Hogs *	June 2013	115	(4,189,450)	(85,407)
Live Cattle *	June 2013	146	(7,263,500)	(47,848)

			$(17,658,711)	$(64,476)

*	These investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”).

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

March 31, 2013

(Unaudited)

	Shares/ Units	Fair Value
Master Limited Partnerships and Related Companies-96.1%
Coal-1.8%
United States-1.8%
Alliance Holdings GP, L.P. (1)(2)	47,525	$2,503,142

		2,503,142

Crude/Natural Gas Production-5.1%
United States-5.1%
EV Energy Partners, L.P. (2)	42,503	2,319,389
Legacy Reserves, L.P. (2)	23,440	646,710
Memorial Production Partners, L.P. (2)	65,996	1,313,320
Western Gas Equity Partners, L.P. (2)	75,982	2,600,104

		6,879,523

Crude/Refined Products Pipelines-34.9%
United States-34.9%
CVR Refining, L.P. (2)	48,165	1,670,844
Enbridge Energy Management, LLC (2)(3)	263,545	7,964,343
Kinder Morgan Inc.	156,685	6,060,576
Kinder Morgan Management, LLC (2)(3)	89,449	7,858,052
Magellan Midstream Partners, L.P. (1)(2)	73,243	3,913,373
MPLX, L.P. (1)(2)	49,822	1,865,834
Northern Tier Energy, L.P. (1)(2)	25,800	771,420
Plains All American Pipeline, L.P. (1)(2)	148,698	8,398,462
Rose Rock Midstream, L.P.	72,749	2,884,498
Summit Midstream Partners, L.P. (2)	94,194	2,602,580
Sunoco Logistics Partners, L.P. (2)	17,664	1,155,226
Tesoro Logistics, L.P. (2)	45,082	2,433,076

		47,578,284

Diversified Pipelines-1.8%
Canada-1.8%
TransCanada Corp.	50,849	2,435,159

		2,435,159

Natural Gas Gathering/ Processing-25.2%
United States-25.2%
Crosstex Energy, Inc.	126,572	2,437,777
Crosstex Energy, L.P. (2)	155,692	2,864,733
DCP Midstream Partners, L.P.	56,387	2,628,198
Linn Co., LLC	169,291	6,610,813
MarkWest Energy Partners, L.P. (2)	16,505	1,002,679
Targa Resources Corp.	79,709	5,417,023
Targa Resources Partners, L.P. (2)	56,834	2,615,501
Williams Companies, Inc.	285,771	10,704,981

		34,281,705

Natural Gas/ Natural Gas Liquids Pipelines-18.2%
United States-18.2%
El Paso Pipeline Partners, L.P. (2)	61,409	2,693,399
Energy Transfer Equity, L.P. (1)(2)	69,181	4,045,705
Enterprise Products Partners, L.P. (1)(2)	183,596	11,069,003
EQT Midstream Partners, L.P.	35,019	1,358,737
ONEOK, Inc. (2)	27,587	1,315,072
Spectra Energy Corp.	137,749	4,235,782

		24,717,698

Power/Utility-1.7%
United States-1.7%
CenterPoint Energy, Inc.	99,326	2,379,851

		2,379,851

Shipping-7.4%
Bermuda-3.0%
Golar LNG Partners, L.P.	122,275	4,035,075
Republic of the Marshall Islands-3.5%
Navios Maritime Partners, L.P.	89,466	1,295,468
Teekay Offshore Partners, L.P.	113,201	3,417,538

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

March 31, 2013

(Unaudited)

	Shares/ Units	Fair Value
Shipping (continued)
United States-0.9%
Delek Logistics Partners, L.P. (2)	39,019	$1,217,003

		9,965,084

Total Master Limited Partnerships and Related Companies (Cost $117,623,640)		130,740,446

Total Investments-96.1% (Cost $117,623,640)		130,740,446
Other Assets and Liabilities-3.9%		5,303,715

Total Net Assets-100.0%		$136,044,161

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	All or a portion of these securities are held by Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”).
(2)	Non-income producing security.
(3)	Distributions are paid-in-kind.

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Schedule of Investments

March 31, 2013

(Unaudited)

Other Assets and Liabilities-100.0%	$25,854,466

Net Assets-100.0%	$25,854,466

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	June 2013	10	$1,265,742	$16,108
10 Year Canada Bond	June 2013	12	1,595,353	12,856
10 Year Japan Government Bond	June 2013	1	1,549,724	11,023
10 Year U.S. Treasury Note	June 2013	12	1,583,813	3,534
ASX SPI 200 Index	June 2013	54	6,979,682	(238,991)
CAC 40 10 Euro	April 2013	69	3,300,496	(85,658)
CBOE Volatility Index (VIX)	June 2013	107	1,776,200	(60,089)
CBOE Volatility Index (VIX)	September 2013	117	2,158,650	(8,634)
CBOE Volatility Index (VIX)	July 2013	115	1,995,250	(40,285)
CBOE Volatility Index (VIX)	August 2013	116	2,070,600	(37,069)
Corn *	May 2013	36	1,251,450	(8,684)
Euro-Bund	June 2013	8	1,491,803	23,840
FTSE 100 Index	June 2013	30	2,894,537	(28,632)
FTSE/JSE Top 40 Index	June 2013	74	2,861,132	(87,154)
Gasoline RBOB *	May 2013	20	2,612,904	(11,217)
German Stock Index	June 2013	17	4,249,128	(90,354)
Hang Seng China Enterprises Index	April 2013	44	3,085,039	(40,488)
Hang Seng Index	April 2013	36	5,174,858	(9,674)
ICE Gas Oil *	May 2013	9	826,425	(12,561)
Lead *	May 2013	37	1,945,738	(102,172)
Long Gilt	June 2013	7	1,263,156	21,416
OMXS30 Index	April 2013	23	420,159	3,411
Russell 2000 Mini Index	June 2013	121	11,463,540	124,884
S&P/Toronto Stock Exchange 60 Index	June 2013	10	1,435,408	(14,303)
SGX S&P CNX Nifty Index	April 2013	381	4,360,164	(18,968)
Soybean *	May 2013	14	983,325	(35,015)
Wheat *	May 2013	25	859,688	(38,531)

			$71,453,964	$(751,407)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
CBOE Volatility Index (VIX)	May 2013	375	$(5,850,000)	$95,342
Cocoa *	May 2013	57	(1,236,900)	(18,316)
Coffee ‘C’ *	May 2013	36	(1,851,525)	77,438
Copper *	May 2013	11	(935,550)	46,401
Cotton No.2 *	May 2013	4	(176,920)	(8,114)
Crude Oil (WTI) *	May 2013	14	(1,361,220)	(86,986)
E-Mini S&P 500	June 2013	144	(11,251,440)	(115,246)
E-Mini S&P MidCap 400	June 2013	17	(1,956,700)	(36,258)
FTSE/MIB Index	June 2013	54	(5,203,714)	232,325
Gold 100 Oz *	June 2013	8	(1,276,560)	(15,947)
Heating Oil *	May 2013	1	(127,974)	495
IBEX 35 Index	April 2013	61	(6,124,863)	449,196
ICE Brent Crude *	June 2013	1	(109,790)	(233)
Lean Hogs *	June 2013	61	(2,222,230)	(45,303)
Live Cattle *	June 2013	66	(3,283,500)	(21,595)
MSCI Taiwan Stock Index	April 2013	95	(2,672,350)	5,271
Natural Gas *	May 2013	7	(281,680)	(33,306)
Primary Aluminum *	May 2013	25	(1,185,625)	39,990
Primary Nickel *	May 2013	4	(399,024)	(474)
Silver *	May 2013	10	(1,416,150)	36,342
Sugar #11 *	May 2013	86	(1,701,011)	47,770

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Schedule of Investments

March 31, 2013

(Unaudited)

Futures Contracts Sold: (continued)

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Tokyo Price Index	June 2013	7	$(773,853)	$(35,283)
Zinc *	May 2013	9	(423,844)	22,964

			$(51,822,423)	$636,473

*	All or a portion of these securities are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI Index TRS	Goldman Sachs	6/14/13	$5,013,036	$149,285

			$5,013,036	$149,285

Forward Foreign Currency Contracts:

At March 31, 2013, the Fund’s open forward foreign currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	Goldman Sachs	4/12/13	1,992,151	$1,002,340	$984,929	$17,411
British Pound	Goldman Sachs	4/12/13	2,130,692	3,228,637	3,236,737	(8,100)
Canadian Dollar	Goldman Sachs	4/12/13	1,498,133	1,455,345	1,474,743	(19,398)
Czech Koruna	Goldman Sachs	4/12/13	52,133,700	2,650,417	2,595,732	54,685
Euro	Goldman Sachs	4/12/13	2,842,228	3,715,361	3,643,163	72,198
Indonesian Rupiah	Goldman Sachs	4/12/13	2,740,194,000	282,932	281,643	1,289
Japanese Yen	Goldman Sachs	4/12/13	402,987,800	4,367,485	4,281,979	85,506
Malaysian Ringgit	Goldman Sachs	4/12/13	525,176	169,357	169,541	(184)
Singapore Dollar	Goldman Sachs	4/12/13	1,694,267	1,368,883	1,366,388	2,495
South African Rand	Goldman Sachs	4/12/13	12,590,564	1,395,076	1,368,554	26,522
Swiss Franc	Goldman Sachs	4/12/13	3,418,539	3,664,422	3,602,831	61,591
Taiwanese Dollar	Goldman Sachs	4/12/13	93,375,050	3,146,060	3,123,789	22,271

				$26,446,315	$26,130,029	$316,286

Long Contracts:
Australian Dollar	Goldman Sachs	4/12/13	212,808	$217,596	$221,313	$3,717
Chilean Peso	Goldman Sachs	4/12/13	2,183,112,320	4,600,870	4,624,808	23,938
Hungarian Forint	Goldman Sachs	4/12/13	291,412,665	1,286,874	1,226,276	(60,598)
Indian Rupee	Goldman Sachs	4/12/13	45,446,835	827,811	834,170	6,359
Israeli New Shekel	Goldman Sachs	4/12/13	5,863,165	1,581,220	1,612,523	31,303
Korean Won	Goldman Sachs	4/12/13	3,892,940,800	3,582,351	3,498,897	(83,454)
Mexican Peso	Goldman Sachs	4/12/13	27,318,195	2,129,078	2,209,717	80,639
New Zealand Dollar	Goldman Sachs	4/12/13	301,587	249,413	252,075	2,662
Norwegian Krone	Goldman Sachs	4/12/13	4,087,958	714,303	699,843	(14,460)
Phillipine Peso	Goldman Sachs	4/12/13	19,500,090	479,943	478,178	(1,765)
Polish Zloty	Goldman Sachs	4/12/13	2,774,825	870,806	852,154	(18,652)
Russian Ruble	Goldman Sachs	4/12/13	68,476,707	2,222,404	2,198,042	(24,362)
Swedish Krona	Goldman Sachs	4/12/13	4,919,602	763,202	755,015	(8,187)
Turkish Lira	Goldman Sachs	4/12/13	7,170,771	3,976,030	3,958,352	(17,678)

				$23,501,901	$23,421,363	$(80,538)

See accompanying Notes to Schedules of Investments.

SALIENT PURE TREND FUND

Schedule of Investments

March 31, 2013

(Unaudited)

Other Assets and Liabilities-100.0%	$38,372,653

Net Assets-100.0%	$38,372,653

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	June 2013	44	$5,687,148	$(177,598)
CAC 40 10 Euro	April 2013	54	2,582,997	(39,993)
Corn *	May 2013	69	2,398,613	(52,957)
E-Mini S&P 500	June 2013	75	5,860,125	58,837
E-Mini S&P MidCap 400	June 2013	39	4,488,900	79,501
FTSE 100 Index	June 2013	50	4,824,228	33,830
FTSE/JSE Top 40 Index	June 2013	160	6,186,232	(178,749)
FTSE/MIB Index	June 2013	20	1,927,302	(45,755)
Gasoline RBOB *	May 2013	17	2,220,968	(5,101)
German Stock Index	June 2013	11	2,749,436	(50,206)
Hang Seng China Enterprises Index	April 2013	37	2,594,238	(34,047)
Hang Seng Index	April 2013	23	3,306,159	(6,180)
IBEX 35 Index	April 2013	22	2,208,967	(146,291)
ICE Gas Oil *	May 2013	98	8,998,850	(95,580)
MSCI Taiwan Stock Index	April 2013	199	5,597,870	(14,827)
OMXS30 Index	April 2013	218	3,982,377	30,709
Russell 2000 Mini Index	June 2013	46	4,358,040	43,870
S&P/Toronto Stock Exchange 60 Index	June 2013	51	7,320,579	(59,918)
SGX S&P CNX Nifty Index	April 2013	282	3,227,208	(14,040)
Soybean *	May 2013	35	2,458,313	(87,524)
Tokyo Price Index	June 2013	47	5,195,867	193,547
Wheat *	May 2013	28	962,850	(54,870)

			$89,137,267	$(623,342)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Commonwealth Treasury Bond	June 2013	21	$(2,658,058)	$(32,294)
Cocoa *	May 2013	355	(7,703,500)	26,355
Coffee ‘C’ *	May 2013	95	(4,885,969)	182,258
Copper *	May 2013	57	(4,847,850)	380,762
Cotton No.2 *	May 2013	91	(4,024,930)	(163,955)
Crude Oil (WTI) *	May 2013	31	(3,014,130)	(179,162)
Gold 100 Oz *	June 2013	56	(8,935,920)	(89,826)
Heating Oil *	May 2013	28	(3,583,272)	(797)
ICE Brent Crude *	June 2013	16	(1,756,640)	(8,471)
Lean Hogs *	June 2013	253	(9,216,791)	(178,942)
Live Cattle *	June 2013	300	(14,925,001)	(122,960)
Long Gilt	June 2013	16	(2,887,214)	(38,057)
Natural Gas *	May 2013	75	(3,018,000)	(313,507)
Silver *	May 2013	36	(5,098,140)	239,556
Sugar #11 *	May 2013	362	(7,160,070)	246,777

			$(83,715,485)	$(52,263)

*	All or a portion of these securities are held by Salient Pure Trend Offshore Fund Ltd. (the “Pure Trend Subsidiary”).

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2013

(Unaudited)

	Shares/ Units	Fair Value
Common Stocks-84.7%
Consumer Discretionary-7.0%
France-1.7%
Vivendi Universal SA (1)(2)	39,933	$826,963
Germany-1.8%
Daimler AG (1)(2)	16,749	911,597
United States-3.5%
Johnson Controls, Inc. (1)	16,517	579,251
Ross Stores, Inc. (1)	18,410	1,116,014

		3,433,825

Consumer Staples-19.0%
Netherlands-1.9%
Unilever NV NYS (1)	23,832	977,112
United Kingdom-5.8%
Reckitt Benckiser Group PLC (1)(2)	19,263	1,382,001
Tesco PLC (1)(2)	257,497	1,496,856
United States-11.3%
CVS Caremark Corp. (1)	27,718	1,524,213
Kellogg Co. (1)	28,746	1,852,105
PepsiCo, Inc. (1)	28,017	2,216,424

		9,448,711

Energy-7.0%
France-1.4%
Total SA ADR (1)	14,407	691,248
Netherlands-1.9%
Royal Dutch Shell PLC ADR (1)	14,088	917,974
Norway-0.1%
TGS Nopec Geophysical Co. ASA (1)(2)	1,803	68,282
Switzerland-1.0%
Weatherford International, Ltd. (1)	41,450	503,203
United States-2.6%
Apache Corp. (1)	9,093	701,616
CONSOL Energy, Inc. (1)	17,639	593,552

		3,475,875

Financials-13.7%
Canada-1.8%
Bank of Montreal (1)	14,326	901,822
Germany-2.0%
Muenchener Rueckversicherungs-Gesellschaft AG (1)(2)	5,094	952,963
India-1.4%
ICICI Bank, Ltd. ADR (1)	15,525	666,023
Italy-0.8%
Unicredit SpA (1)(2)	91,050	391,436
Spain-0.8%
Banco Bilbao Vizcaya Argentaria S.A. ADR (1)	45,069	395,255
Switzerland-1.1%
UBS AG (1)	34,227	526,754
United States-5.8%
Bank of New York Mellon Corp. (1)	25,619	717,076
Genworth Financial, Inc. (1)	58,565	585,650
Loews Corp. (1)	22,728	1,001,623
MetLife, Inc. (1)	13,891	528,136

		6,666,738

Health Care-10.2%
France-1.5%
Sanofi-Aventis ADR (1)	14,846	758,334
Germany-1.6%
Bayer AG (1)(2)	7,584	782,412
Switzerland-3.0%
Novartis AG ADR (1)	20,447	1,456,643
United States-4.1%
Abbott Laboratories (1)	35,496	1,253,718
Abbvie, Inc. (1)	18,410	750,760

		5,001,867

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2013

(Unaudited)

	Shares/ Units	Fair Value
Industrials-9.2%
Singapore-3.6%
Keppel Corp., Ltd. (1)(2)	198,808	$1,799,280
Switzerland-2.3%
ABB, Ltd. ADR (1)	27,671	629,792
OC Oerlikon Corp. AG (1)(2)	40,104	477,366
United States-3.3%
CSX Corp. (1)	32,275	794,933
United Technologies Corp. (1)	8,848	826,669

		4,528,040

Information Technology-10.8%
United States-10.8%
Corning, Inc. (1)	40,000	533,200
Fiserv, Inc. (1)	12,863	1,129,757
Google, Inc., Class Class - A (1)	1,193	947,278
Microsoft Corp. (1)	34,371	983,354
Qualcomm, Inc. (1)	15,327	1,026,143
Symantec Corp. (1)	27,681	683,167

		5,302,899

Materials-4.8%
Germany-1.5%
BASF AG (1)(2)	8,439	739,303
Japan-1.4%
Nitto Denko Corp. (1)(2)	11,800	709,201
Switzerland-1.9%
Syngenta AG ADR (1)	11,437	957,849

		2,406,353

Telecommunication Services-2.0%
Hong Kong-2.0%
China Mobile, Ltd. ADR (1)	18,523	984,127

		984,127

Utilities-1.0%
France-1.0%
Veoilia Environnement ADR (1)	38,384	487,477

		487,477

Total Common Stock (Cost $40,785,509)		41,735,912

Exchange Traded Funds-5.2%
United States-5.2%
iShares FTSE China 25 Index Fund ETF (1)	24,529	905,120
WisdomTree Japan Hedged Equity Fund ETF (1)	38,847	1,677,414

Total Exchange Traded Funds (Cost $2,621,848)		2,582,534

Total Investments-89.9% (Cost $43,407,357)		44,318,446
Other Assets and Liabilities-10.1%		4,986,536

Total Net Assets-100.0%		$49,304,982

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)

Security was valued using fair value procedures approved by the Board. The aggregate value of these securities was $10,537,660, representing 21.3% of net assets. See Note 3 regarding fair valuation of foreign equity securities.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

NYS - New York Shares

PLC - Public Limited Company

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2013

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Euro FX Currency Future	June 2013	14	$(2,244,025)	$39,677

			$(2,244,025)	$39,677

See accompanying Notes to Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments

March 31, 2013

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2013, the Trust is comprised of five funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund II	MLP Fund	September 19, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Pure Trend Fund	Pure Trend Fund	January 2, 2013
Salient Global Equity Fund	Global Equity Fund	January 3, 2013

The Risk Parity Fund, the MLP Fund, the Alternative Beta Fund and the Pure Trend Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares, and Class I Shares. As of March 31, 2013, Class C Shares of the MLP Fund, and Class A and Class C Shares of the Alternative Beta Fund and the Pure Trend Fund have not commenced operations. Each class of Shares are identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The MLP Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Alternative Beta Fund’s and the Pure Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Pure Trend Fund and Global Equity Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodities Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act. Under the Investment Management Agreement, each Salient Adviser and SCA is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board.

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Notes to Schedules of Investments, continued

March 31, 2013

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s Schedule of Investments. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RICs”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Fund may invest up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which is wholly-owned by the MLP Fund, and therefore consolidated in the MLP Fund’s Schedule of Investments, is organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and has been consolidated since its formation. The MLP Fund invests in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “MLP Fund” includes both the MLP Fund and the MLP Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s Schedule of Investments. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Pure Trend Offshore Fund, Ltd. (the “Pure Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Pure Trend Subsidiary is wholly-owned by the Pure Trend Fund, and is therefore consolidated in the Pure Trend Fund’s Schedule of Investments. The Pure Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Pure Trend Fund invests in the Pure Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Pure Trend Fund” includes both the Pure Trend Fund and the Pure Trend Subsidiary.

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Notes to Schedules of Investments, continued

March 31, 2013

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Schedules of Investments include the investments of the Funds and their respective subsidiaries, as applicable, on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b)	CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis.

(d)	VALUATION OF INVESTMENTS

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (the “Administrator”).

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as

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Notes to Schedules of Investments, continued

March 31, 2013

Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, which may include among other developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

Publically traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the date of valuation. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swap agreements are valued at their last sale price on the over-the-counter market on the valuation date. If no such price is reported by such over-the-counter market on the valuation date, the Investment Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may

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March 31, 2013

use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued by the Adviser Valuation Committee pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e)	FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f)	MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Fund and the MLP Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g)	USE OF ESTIMATES

The preparation of the Schedules of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results could differ from those estimates and such differences may be significant.

(h)	DERIVATIVE INSTRUMENTS

Open derivative positions at March 31, 2013 are reflected in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

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Notes to Schedules of Investments, continued

March 31, 2013

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Pure Trend Fund and the Global Equity Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Funds, depending on the fluctuations in the value of the underlying security. The underlying security is not physically delivered. The Funds recognize a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Funds have in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Funds to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures contracts, there is minimal counterparty risk to the Funds since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Alternative Beta Fund invests in swap agreements in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. At March 31, 2013, the Alternative Beta Fund is invested in total return swaps. A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party. Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Alternative Beta Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Alternative Beta Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks

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Notes to Schedules of Investments, continued

March 31, 2013

may arise from the unanticipated movements in interest rates. The Alternative Beta Fund may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of March 31, 2013, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts ^	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts ^
Commodity Risk Exposure:
Risk Parity Fund	$—	$628,554	$—	$—	$1,626,370
Alternative Beta Fund	—	271,401	—	—	438,454
Pure Trend Fund	—	1,075,706	—	—	1,353,651

Equity Risk Exposure:
Risk Parity Fund	—	715,751	—	—	1,778,661
Alternative Beta Fund	—	910,428	149,285	—	947,086
Pure Trend Fund	—	440,295	—	—	767,603

Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	492,586	—	—	256,838	—
Global Equity Fund	—	39,677	—	—	—

Interest Rate Risk Exposure:
Risk Parity Fund	—	5,065,654	—	—	—
Alternative Beta Fund	—	88,777	—	—	—
Pure Trend Fund	—	—	—	—	70,352

^	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments.

(i)	CFTC Regulation

With respect to the MLP Fund and the Global Equity Fund, SCA and Salient Adviser, respectively, have claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 under the Commodity Exchange Act (“CEA”). As such, the MLP Fund and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund and the Pure Trend Fund, Salient Adviser has not renewed a filing under CFTC Regulation 4.5 under the CEA. Salient Adviser meets the definition of commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools upon finalization of CFTC regulation applicable to registered investment companies that do not meet an exclusion from the definition of commodity pool.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

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March 31, 2013

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical securities

• Level 2 —

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, adjusted quoted prices on foreign equity securities that were adjusted in accordance with valuation procedures approved by the Board, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

As of March 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization as of March 31, 2013, of the Funds’ investments based upon the levels of inputs utilized in determining the value of such investments. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

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March 31, 2013

	LEVEL 1		LEVEL 2		Total
	Investment Securities	Other Financial Instruments ^	Investment Securities	Other Financial Instruments ^	Investment Securities	Other Financial Instruments ^
Risk Parity Fund
Futures Contracts	$—	$3,004,928	$—	$—	$—	$3,004,928

Total	$—	$3,004,928	$—	$—	$—	$3,004,928

MLP Fund
Master Limited Partnerships and Related Companies	$130,740,446	$—	$—	$—	$130,740,446	$—

Total	$130,740,446	$—	$—	$—	$130,740,446	$—

Alternative Beta Fund
Forward Currency Contracts	$—	$—	$—	$235,748	$—	$235,748
Futures Contracts	—	(114,934)	—	—	—	(114,934)
Total Return Swap Agreements	—	—	—	149,285	—	149,285

Total	$—	$(114,934)	$—	$385,033	$—	$270,099

Pure Trend Fund
Futures Contracts	$—	$(675,605)	$—	$—	$—	$(675,605)

Total	$—	$(675,605)	$—	$—	$—	$(675,605)

Global Equity Fund
Common Stock:
Consumer Discretionary	$1,695,265	$—	1,738,560	$—	$3,433,825	$—
Consumer Staples	6,569,854	—	2,878,857	—	9,448,711	—
Energy	3,407,593	—	68,282	—	3,475,875	—
Financials	5,322,339	—	1,344,399	—	6,666,738	—
Health Care	4,219,455	—	782,412	—	5,001,867	—
Industrials	2,251,394	—	2,276,646	—	4,528,040	—
Materials	957,849	—	1,448,504	—	2,406,353	—
Other (a)	6,774,503	—	—	—	6,774,503	—
Exchange Traded Funds	2,582,534	—	—	—	2,582,534	—
Futures Contracts	—	39,677	—	—	—	39,677

Total	$33,780,786	$39,677	$10,537,660	$—	$44,318,446	$39,677

(a)	For detailed investment categorizations, see the accompanying Schedule of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts and swap agreements. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

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March 31, 2013

(4) FEDERAL INCOME TAXES

At March 31, 2013, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MLP Fund	$117,612,959	$13,213,254	$(85,767)	$13,127,487
Global Equity Fund	$43,465,718	$6,800,885	$(571,457)	$6,229,428

(5) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

General Market Risk

An investment in the Funds’ common shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ common shares. An investment in the Funds’ common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

Concentration Risk

The MLP Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Fund invests a relatively high percentage of the MLP Fund’s assets in the obligations of a limited number of issuers, the MLP Fund may be more susceptible than a more widely diversified investment company to any single economic, political, or regulatory occurrence.

Currency Risk

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Leverage Risk

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from

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March 31, 2013

financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ common shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

Derivatives Risk

The Funds may purchase and sell derivative instruments (including options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non- performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 29, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 29, 2013